Exhibit 32.1

The following certification is provided by the undersigned Chief Executive Officer and Chief Financial Officer of Royal Financial, Inc. on the basis of such officer’s knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

CERTIFICATION

In connection with the Annual Report of Royal Financial, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2009, as filed with the Securities and Exchange Commission on September 28, 2009 (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

September 28, 2009	/s/ Leonard Szwajkowski Leonard Szwajkowski Chief Executive Officer and President

CERTIFICATION

In connection with the Annual Report of Royal Financial, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2009, as filed with the Securities and Exchange Commission on September 28, 2009 (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

September 28, 2009	/s/ Jodi A. Ojeda Jodi A. Ojeda Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request. This certification accompanies the Report and shall not be treated as having been filed as part of this Report.